UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The NASDAQ Capital Market
Warrants exercisable for Common Stock	LSEAW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.

As a result of the restatement described below under Item 4.02 of this Current Report on Form 8-K (the “Form 8-K”), Landsea Homes Corporation (the “Company”) expects to recognize incremental non-operating expense for the fiscal years ended December 31, 2020 and 2019. The Company expects that there will be no impact to its historically reported cash and cash equivalents, or cash flows from operating, investing or financing activities for fiscal years ended December 31, 2020 and 2019.

The Company’s management and the Audit Committee of the Company’s Board of Directors have discussed the matters disclosed in this Form 8-K, including this Item 2.02, with RSM US LLP (“RSM”), the Company’s independent registered public accounting firm for the audit of LFAC’s financial statements for the fiscal years ended December 31, 2020 and 2019, however, RSM has not yet completed its audit or review of the Company’s restated financial statements. The information and expected impact to the Company’s historical financial results contained in this Item 2.02 are preliminary, do not present all information necessary for an understanding of the Company’s restated financial condition as of and for the years ended December 31, 2020 and 2019 and its restated results of operations for the years ended December 31, 2020 and 2019 and are subject to change, potentially materially, as management completes the restatement of its financial statements and its independent registered public accounting firm completes the audit thereof.

The information contained in this Item 2.02 of the Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Staff of the Securities and Exchange Commission (the “SEC”) issued a public statement (the “Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (“SPACS”). The Statement discussed certain features of warrants similar to the public warrants (the “Public Warrants”) and private placement warrants (the “Private Placement Warrants” and collectively with the Public Warrants, the “Warrants”) issued in connection with the initial public offering of LF Capital Acquisition Corp. (“LFAC”), specifically, settlement terms and provisions related to certain tender offers following a business combination, as well as certain warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock, and noted that entities must consider whether to classify contracts that may be settled in its own stock, such as warrants, as equity or as an asset or liability.

After considering the Statement, the Company re-evaluated its historical accounting for the Warrants and concluded it must amend the accounting treatment of the Warrants issued in connection with the initial public offering of LFAC. The Warrants were presented within equity in LFAC’s financial statements for the fiscal years ended December 31, 2020 and 2019. After reviewing the Statement, the Company concluded that the exercise and settlement features of the Private Placement Warrants may change with a change in the holder, which precludes the Private Placement Warrants from being considered indexed to the Company’s own stock and therefore, precludes the Private Placement Warrants from meeting the scope exception from derivative accounting prescribed by Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”). In addition, the Company concluded that the Warrants may be settled in cash upon the occurrence of a tender offer or exchange that involves 50% or more of the Company’s common stock, an event that is outside the control of the Company. As such, the Warrants do not meet the conditions to be classified within equity under the Statement and should be presented as a liability. For a full description of the Warrants, please refer to “Description of Securities” included in Exhibit 4.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 12, 2021 (the “2020 Form 10-K”).

On May 14, 2021, management and the Audit Committee of the Board of Directors of the Company, in response to the Statement and after discussion with the Company’s financial and legal advisors, concluded that the previously issued consolidated financial statements of LFAC as of December 31, 2020 and 2019 (the “Impacted Periods”), should be restated to reflect the impact of this guidance by the SEC and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company's financial results for the Impacted Periods should no longer be relied upon.

The Company is preparing an amendment (the “Amended Form 10-K”) to its Annual Report on Form 10-K for the year ended December 31, 2020 reflecting this reclassification of the Warrants as liabilities and recognition of related non-cash fair value adjustments into earnings and intends to file the Amended Form 10-K as soon as practicable following the filing of this Form 8-K. Further details and remediation plans will be included in the Company’s Amended Form 10-K.

The Company’s prior accounting for the Warrants as components of equity instead of as liabilities did not have any effect on the Company’s previously reported operating expenses or cash flows. In addition, management believes the restatement will result in non-cash, non-operating financial statement corrections for the Impacted Periods and will have no impact on the Company’s cash position, operating expense or cash flows, or its ongoing or future plans.

In addition, in light of the restatement discussed above, management has concluded that the Company had a material weakness as of December 31, 2020 relating to the internal controls over financial reporting related to the Warrant restatement items. As such, management’s report on the Company’s internal control over financial reporting as of December 31, 2020 should no longer be relied upon. The changes that will be recorded did not result from a change in published accounting guidance during the relevant time period or any override of controls or misconduct. Further details regarding the material weakness and the steps taken to remediate it will be included in the Company’s Amended Form 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Form 8-K, including this Item 4.02, with RSM, the Company’s independent registered public accounting firm for the audit of LFAC’s financial statements for the fiscal years ended December 31, 2020 and 2019.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No. Description

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: May 14, 2021	By:	/s/ Trent Schreiner
Name: Trent Schreiner
Title: Senior Vice President of Accounting and Chief Accounting Officer

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